                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 1998

                          Commission File No. 33-93644

                          DAY INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                      31-1436349
----------------------------                 --------------------------------
(State or other jurisdiction                 (IRS Employer Identification No.)
 of Incorporation)

             130 West Second Street, Suite 1700, Dayton, Ohio 45402
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 224-4000

Item 4: Changes in Registrant's Certifying Accountant.

On April 20, 1998, the Company's Board of Directors voted to approve the engagement of Arthur Andersen LLP as its independent auditors' for the year ending December 31, 1998 to replace the firm of Deloitte & Touche LLP. The reason for this change is the change in control of the Company as previously reported in Form 8-K dated January 16, 1998.

The reports of Deloitte & Touche LLP on the Company's financial statements for the years ended December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for the years ended December 31, 1997 and 1996, and during the period subsequent to December 31, 1997 through the date of dismissal, there have been no disagreements with

Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

No event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the period described above.

Prior to the Board's determination to engage Arthur Andersen LLP as its independent auditors' for the year ending December 31, 1998, Arthur Andersen LLP performed certain due diligence procedures for the new majority shareholders and was consulted on the accounting treatment and disclosure requirements of certain acquisition related transactions included in the Company's 144A Offering Memorandum and Form S-4 Registration Statement, all of which are reflected in the Company's pro forma financial statements which give effect to the acquisition of the Company by affiliates of Greenwich Street Capital Partners, Inc. and SG Capital Partners. The Company's presentation of the proforma financial information is consistent with the views expressed by Arthur
Andersen LLP.

There were no written views regarding the above accounting matters that were received by the Company. Deloitte & Touche LLP was not consulted on these matters.

The Company has requested Deloitte & Touche LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated May 12, 1998 is filed as Exhibit
16.1 to this Form 8-K.

Item 7:  Financial Statements and Exhibits.

   (c)   Exhibits

   The following exhibits are filed herewith:

Exhibit Description

16 Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission, dated May 12, 1998, regarding its agreement with the statements made in this report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DAY INTERNATIONAL GROUP, INC.



Date: May 12, 1998                  By:/s/ David B. Freimuth
                                    ------------------------------
                                    Name:   David B. Freimuth
                                    Title:  Vice President and Chief
                                            Financial Officer (Principal
                                            Financial Officer and Principal
                                            Accounting Officer)

                          DAY INTERNATIONAL GROUP, INC.
                                    FORM 8-K
                                INDEX TO EXHIBITS

Index
Number                              Exhibit Description

16.1 Letter from Deloitte & Touche, LLP to the Securities and Exchange Commission, dated May 12, 1998, regarding its agreement with the statements made in this report on Form 8-K.